Label	Element	Value
Shares Issued for Cash, Value	us-gaap_StockIssuedDuringPeriodValueOther	$ 5,000
Retained Earnings / Accumulated Deficit
NET INCOME (LOSS)	us-gaap_NetIncomeLoss	(727)
Shares Issued for Cash, Value	us-gaap_StockIssuedDuringPeriodValueOther	$ (95,000)
Common Stock
Shares Issued for Cash, Shares	us-gaap_StockIssuedDuringPeriodSharesOther	100,000,000
Shares Issued for Cash, Value	us-gaap_StockIssuedDuringPeriodValueOther	$ 100,000